Exhibit 32.02

Section 1350 Certification

In connection with this report of Systematic Momentum FuturesAccess LLC (the “Company”) on Form 10-K/A for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Barbra E. Kocsis, Chief Financial Officer and Vice President of Merrill Lynch Alternative Investments LLC, the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1.  This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 19, 2012

By  /s/ Barbra E. Kocsis
Barbra E. Kocsis
Chief Financial Officer and Vice President
(Principal Financial Officer)